Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
INCOME TAXES

4.    INCOME TAXES

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2015	2014	2013

Reported in operating expenses:
Current:
US federal	$189	$113	$51
State	32	24	12
Deferred:
US federal	55	146	181
State	(13)	-	6
Amortization of investment tax credits	(3)	(3)	(3)
Total reported in operating expenses	260	280	247
Reported in other income and deductions:
Current:
US federal	(7)	(4)	(5)
State	-	-	-
Deferred federal	(1)	2	7
Total reported in other income and deductions	(8)	(2)	2
Total provision in lieu of income taxes	$252	$278	$249

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2015	2014	2013

Income before provision in lieu of income taxes	$684	$728	$681
Provision in lieu of income taxes at the US federal statutory rate of 35%	$239	$255	$238
Amortization of investment tax credits – net of deferred tax effect	(3)	(3)	(3)
Amortization (under regulatory accounting) of statutory tax rate changes	(1)	(2)	(2)
Amortization of Medicare subsidy regulatory asset	-	14	14
Texas margin tax, net of federal tax benefit	13	16	15
Nondeductible losses (gains) on benefit plan investments	-	(2)	(3)
Other, including audit settlements	4	-	(10)
Reported provision in lieu of income taxes	$252	$278	$249
Effective rate	36.8%	38.2%	36.6%

The net amounts of $2.612 billion and $2.559 billion reported in the balance sheets at December 31, 2015 and 2014, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities.  Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders.  Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders related to income taxes when amounts would have become due to the IRS if Oncor was taxed as a corporation.  Accordingly, as the temporary differences become taxable, we will pay the equity holders.  In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that this regulatory liability will continue to be included in Oncor’s rate setting processes.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group.  The examination and applicable appeals process of EFH Corp. and its subsidiaries’ federal income tax returns for the years ending prior to January 1, 2009 are complete, but final settlement of those years is not expected until EFH Corp. finalizes any claims with the IRS for those years in the bankruptcy process.  Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2006.  Subsequent to November 2008, we are not a member of the EFH Corp. consolidated federal tax group and assess our liability for uncertain tax positions in our partnership returns.

In the first quarter of 2014, several uncertain tax positions were remeasured under US GAAP guidance as a result of new information received from the IRS with respect to the audit of tax years 2007 through 2009.  As a result, we reduced the liability for uncertain tax positions by $18 million.  This reduction consisted of a $16 million increase in liability in lieu of deferred income taxes and a $2 million ($1 million after tax) reversal of accrued interest, which is reported as a decrease in provision in lieu of income taxes.  In September 2014, EFH Corp. signed the final agreed Revenue Agent Report and associated documentation (RAR) for the 2007 tax year and filed and received approval of the bankruptcy court in the EFH Bankruptcy Proceedings of its signing of the RAR.  With the signing of the RAR in the third quarter of 2014, the remaining $1 million liability for uncertain tax positions with respect to tax year 2007 was released.  The reduction consisted of a $1 million reversal of provision in lieu of income taxes.  Final processing of the agreed RAR continues.  The impact related to the conclusion of the 2007 audit is a deferred tax asset of approximately $45 million that is recorded in liability in lieu of deferred income taxes.

In the fourth quarter of 2014, the Department of Justice filed a claim with the bankruptcy court for open tax years through 2013 that was consistent with the settlement EFH Corp. reached with the IRS for tax years 2003 through 2006.  As a result of this filing, the 2003 through 2006 open tax years for GAAP purposes were settled and the liability for uncertain tax positions was reduced by $35 million.  The impact related to the conclusion of the 2003 through 2006 audit is  approximately $11 million and is recorded as a deferred tax asset in liability in lieu of deferred income taxes.

In the second quarter of 2015, EFH Corp. received the final RAR and associated documentation for the 2008 tax year which includes the results of Oncor.  In addition, we received the final RAR and associated documentation for tax years 2008 and 2009 in which we filed a partnership tax return.  The RARs reflect additional deductions for Oncor resulting in approximately $8 million in tax refunds from our members.  Of this amount, $4 million is related to pre-partnership formation and is recorded as a deferred tax asset in liability in lieu of deferred income taxes and $4 million is related to post-partnership formation and was collected during the third quarter of 2015.

The following table summarizes the changes to the uncertain tax positions reported in other noncurrent liabilities in our consolidated balance sheet during the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013

Balance at January 1, excluding interest and penalties	$2	$54	$144
Additions based on tax positions related to prior years	-	-	-
Reductions based on tax positions related to prior years	-	(16)	(66)
Settlements with taxing authorities	1	(36)	(24)
Balance at December 31, excluding interest and penalties	$3	$2	$54

Of the balances at both December 31, 2015 and 2014,  $3 million represents tax positions for which the uncertainty relates to the timing of recognition for tax purposes.  The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included no accrued interest related to uncertain tax positions at December 31, 2015 and 2014.  There were no amounts recorded related to interest and penalties in the year ended December 31, 2015 and  benefits of $1 million and $15 million for the years ended December 31, 2014 and 2013, respectively (all amounts after tax).  The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.